UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 17, 2007
               (Date of earliest event reported): August 17, 2007


                            TRANS-SCIENCE CORPORATION
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        (Exact Name of small business issuer as specified in its charter)

         California                 000-52440                  95-3542340
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  (State of Incorporation)    (Commission File No.)     (IRS Employer ID Number)

                     4490 Philbrook Sq., San Diego, CA 92130
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                    (Address of principal executive offices)

                                 (858) 523-1177
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))
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SUMMARY

Item 5.01.  Changes in Control of Registrant.

On August 17, 2007 (the "Effective Date"), pursuant to an agreement between Trans-Science Corporation, Gopal Sahota, Phillip F. Burris, and Rubelyn de la Cruz ("Agreement") purchased 2,100,000 shares of Trans-Science Corporation outstanding common stock for $550,000.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the terms of the Agreement, Phillip F. Burris, and Rubelyn de la Cruz resigned from the Company's Board of Directors and Gopal Sahota was appointed to the Board of Directors of the Company. In addition, Gopal Sahota was appointed as the sole officer of Trans-Science Corporation, and Phillip F. Burris, and Rubelyn de la Cruz resigned as President, Secretary, and Treasurer.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on September 1, 2007, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company,
(iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                        Name of              Shares of
Title of Class          Beneficial Owner     Common Stock      Percent of Class
--------------          ----------------     ------------      ----------------

5% STOCKHOLDERS

Common                  Gopal Sahota         2,100,000              91.3%

Directors And Named Executive Officers

Common                  Gopal Sahota         2,100,000              91.3%

Directors and Officers as a Group            2,100,000              91.3%


9.01.  Financial Statements and Exhibits

(a) None

(b) None

(c) Exhibits

Number            Exhibit
------            -------

10.1              Stock Purchase Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANS-SCIENCE CORPORATION

By: /s/ Gopal Sahota
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    Gopal Sahota
    President

Date: October 17, 2007